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                                                               Exhibit (11)(b)


                        CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the reference to us under the heading "Financial Highlights" in those Supplements to the Prospectuses constituting parts of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A for the Emerald Funds.



PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
March 25, 1998